CAPITAL MANAGEMENT (Tables)	12 Months Ended
Dec. 31, 2023
Capital Management
SCHEDULE OF CAPITAL STRUCTURE

	As of December 31,
	2023	2022
	RMB’000	RMB’000
Interest-bearing bank borrowings	—	—
Note payable	14,991	8,775
Amounts owed to related parties	553	1,291
Total debts	15,544	10,066
Less: Cash and cash equivalents (excluding restricted bank balances)	(3,808)	(3,936)
Net debts	11,736	6,130
Equity attributable to shareholders of the Company	96,942	1,047
Gearing ratio	12%	585%